-------------------------
                                                       OMB APPROVAL
                                                       OMB Number: 3235-0570

                                                       Expires: Nov. 30, 2005

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                                                       hours per response: 5.0
                                                       -------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


           Investment Company Act file number       811-08669
                                                --------------------------------

                        Atalanta/Sosnoff Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                   101 Park Avenue New York, New York  10178
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Kevin S. Kelly


    Atalanta/Sosnoff Capital Corp. 101 Park Avenue New York, New York 10178
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (212) 867-5000
                                                    ----------------------------


Date of fiscal year end:      May 31, 2003
                           --------------------

Date of reporting period:     May 31, 2003
                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.




                               [GRAPHIC OMITTED]



                       ATALANTA/SOSNOFF INVESTMENT TRUST
                                 ANNUAL REPORT
                                  MAY 31, 2003



                             ATALANTA/SOSNOFF FUND
                          ATALANTA/SOSNOFF VALUE FUND

ATALANTA/SOSNOFF INVESTMENT TRUST
PERFORMANCE
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE ATALANTA/SOSNOFF FUND AND THE S&P INDEX


[GRAPHIC OMITTED]

                        S&P 500 INDEX                                                ATALANTA/SOSNOFF FUND
                        -------------                                                ---------------------

                           PERIOD                                                        PERIOD
           DATE            RETURN             BALANCE                      DATE           RETURN             BALANCE
           ----            ------             -------                      ----           ------             -------
         06/17/98                            $ 10,000                    06/17/98                           $ 10,000
         08/31/98          -11.73%              8,827                    08/31/98          -8.00%              9,200
         11/30/98           22.04%             10,772                    11/30/98          15.87%             10,660
         02/28/99            6.76%             11,500                    02/28/99          11.54%             11,890
         05/31/99            5.48%             12,130                    05/31/99           3.78%             12,340
         08/31/99            1.75%             12,342                    08/31/99          -3.73%             11,880
         11/30/99            5.52%             13,023                    11/30/99          17.68%             13,980
         02/29/00           -1.33%             12,849                    02/29/00          12.95%             15,790
         05/31/00            4.30%             13,401                    05/31/00          -5.45%             14,930
         08/31/00            7.13%             14,356                    08/31/00          14.07%             17,030
         11/30/00          -13.12%             12,473                    11/30/00          -8.81%             15,530
         02/28/01           -5.43%             11,795                    02/28/01          -5.15%             14,731
         05/31/01            1.62%             11,986                    05/31/01           1.72%             14,985
         08/31/01           -9.44%             10,855                    08/31/01         -12.11%             13,170
         11/30/01            0.86%             10,948                    11/30/01           5.97%             13,957
         02/28/02           -2.51%             10,673                    02/28/02          -4.77%             13,291
         05/31/02           -3.25%             10,327                    05/31/02          -1.64%             13,074
         08/31/02          -13.80%              8,901                    08/31/02         -13.51%             11,308
         11/30/02            2.69%              9,140                    11/30/02           4.71%             11,840
         02/28/03           -9.72%              8,252                    02/28/03          -7.15%             10,993
         05/31/03           15.05%              9,494                    05/31/03          14.19%             12,554
         06/30/03            1.28%              9,615

----------------------------------
      ATALANTA/SOSNOFF FUND
 AVERAGE ANNUAL TOTAL RETURNS(a)

   SINCE INCEPTION*    4.70%

   1 YEAR             (3.98%)
----------------------------------

Past performance is not predictive of future performance.

*Initial public offering of shares was June 17, 1998.






           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE ATALANTA/SOSNOFF VALUE FUND AND THE S&P INDEX


[GRAPHIC OMITTED]

                        S&P 500 INDEX                                             ATALANTA/SOSNOFF VALUE FUND
                        -------------                                             ---------------------------

                           PERIOD                                                            PERIOD
           DATE            RETURN            BALANCE                      DATE               RETURN            BALANCE
           ----            ------            -------                      ----               ------            -------
         07/01/99                          $  10,000                    07/01/99                             $  10,000
         08/31/99           -3.60%             9,640                    08/31/99             -9.10%              9,090
         11/30/99            5.52%            10,172                    11/30/99              7.04%              9,730
         02/29/00           -1.33%            10,036                    02/29/00              4.21%             10,140
         05/31/00            4.30%            10,467                    05/31/00              5.33%             10,680
         08/31/00            7.13%            11,213                    08/31/00             10.77%             11,830
         11/30/00          -13.12%             9,742                    11/30/00              7.35%             12,700
         02/28/01           -5.43%             9,213                    02/28/01             -7.38%             11,763
         05/31/01            1.62%             9,362                    05/31/01              4.54%             12,297
         08/31/01           -9.44%             8,478                    08/31/01             -9.48%             11,131
         11/30/01            0.86%             8,551                    11/30/01              4.79%             11,665
         02/28/02           -2.51%             8,337                    02/28/02             -1.22%             11,523
         05/31/02           -3.25%             8,066                    05/31/02              2.72%             11,836
         08/31/02          -13.80%             6,953                    08/31/02            -14.11%             10,166
         11/30/02            2.69%             7,139                    11/30/02              6.50%             10,828
         02/28/03           -9.72%             6,446                    02/28/03             -7.76%              9,987
         05/31/03           15.05%             7,415                    05/31/03             13.36%             11,321

----------------------------------
   ATALANTA/SOSNOFF VALUE FUND
 AVERAGE ANNUAL TOTAL RETURNS(a)

   SINCE INCEPTION*    3.22%

   1 YEAR             (4.36%)
----------------------------------

Past performance is not predictive of future performance.

*Initial public offering of shares was July 1, 1999.




(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptin of Fund shares.

LETTER TO SHAREHOLDERS                                              JULY 8, 2003
================================================================================
Dear Shareholder:

For the fiscal year ended May 31, 2003, the Atalanta/Sosnoff Fund returned -4.0%, compared with the S&P 500 Index return of -8.1%. For the 12 months ended June 30, 2003, the Atalanta Sosnoff Fund returned 6.5%, compared with 0.3% for the S&P 500 Index.

For the fiscal year ended May 31, 2003, the Atalanta/Sosnoff Value Fund returned -4.4%, compared with the S&P 500 Index return of -8.1%. For the 12 months ended June 30, 2003, the Atalanta Sosnoff Value Fund returned 5.4%, compared with 0.3% for the S&P 500 Index.

The Funds' outperformance for the year ended May 31, 2003 is attributable to several factors. Our overweighting of the Healthcare sector (22% for the Atalanta Sosnoff Fund ("ASF") and 21% for the Atalanta Sosnoff Value Fund ("ASVF")) relative to the S&P 500 weighting (14%) coupled with good stock selection within the group, contributed positively to both relative and absolute performance. The Funds' securities in this sector returned 1% for ASF and flat for ASVF while the companies that comprise the S&P Healthcare sector declined 5%.

The Funds also overweighted the Financial sector (21% for ASF and 23% for ASVF) vs. the S&P 500 (20%), and similarly, favorable stock selection in this group returned 3% for ASF and 2% for ASVF vs. a decline of 3% for the Financial sector in the S&P 500.

Though the Funds were underweighted in the Telecommunication Services sector (2% for ASF and ASVF, respectively) relative to the S&P 500 (4%), good stock selection contributed meaningfully to both absolute and relative performance. The Funds held Nextel Communications, which advanced over 200% from our initial purchases in early June 2002.

The Funds were overweighted in the Consumer Discretionary Sector (16% for ASF and 15% for ASVF) compared with the S&P 500 (12%) which contributed to outperformance in this sector (10% for ASF and 14% for ASVF) for the year ended May 31, 2003.

The Fund's average cash balance for the fiscal year was approximately 15%, which added value as the S&P 500 as a whole declined over 8% for the year ended May 31, 2003. This defensive posture was prudent in light of continued market volatility that began with the bursting of the internet bubble in early 2000, the collapse in capital spending, and uncertainty surrounding the capacity of corporations to grow earnings.

This past quarter we have pursued an aggressive reinvestment program in equities. At present, we are over 90% invested, up from an average 75 percent commitment early in April. So far, this aggressive action has gotten results, spilling over into early July.

Our basic perception is that the economy is bound to get a little better sooner rather than later. Capital spending has wound down in the corporate sector and is likely to recover, albeit slowly. Surveys of projected spending for information technology are still flattish. However, corporate cash flow is positive and will unleash more spending, share buybacks and strategic acquisitions and mergers as well as dividend increases.

As for consumers, they are benefiting from the Federal Reserve Board's largesse. As expected, the Fed eased again and at some point could announce its intention to buy back long term Treasury notes. Interest rates will sink lower if they implement such a program, refinancing of single family home mortgages will proliferate and the cost of carry on consumer loans will remain very manageable even within a context of 6 percent unemployment.

Next year, the sustainability factors for consumer spending could shift from low interest rates to rising consumer confidence and stock market buoyancy. By the fourth quarter, GDP growth should approach the norm of 3 percent, spurred on by the refinancing boom and continued low interest rates. Consumer confidence, as expected, rose moderately of late. This index reached 84 in May, up from its nadir in March of 61. It seems headed back to pre-war levels around 100 by yearend. It may be too much to expect long term Treasuries to dwell around the 4 percent level. As the economy levitates so will interest rates but probably no more than 100 basis points within the context of inflation of no more than 2 percent.

Despite the weakness of the dollar which is actually helping our broadly based internationals like IBM, Intel and Microsoft, we expect domestic cash flow available for equity investment will mount as capital flows out of money market accounts and bonds and individuals get over their internet mistakes years back. The earnings power of the Standard and Poor's 500 will be bolstered by the weak dollar as much as 3 percent. This puts our projection for S&P earnings back up to $51.50 a share. On a price earnings valuation the market seems rich, but on a relative valuation to 10-year Treasuries, it's slightly undervalued.

In short, we are in the midst of a good working market, particularly in sectors that will benefit from a quickening pace of GDP. The greater part of our buys of late have been earmarked for economically sensitive sectors such as technology, brokerage houses, home builders and media properties where we added to established positions. Our barbell of defensive stocks on one end and cyclical growth on the opposite end has tilted more towards growth and cyclical growth sectors. We are, however, not turning our back on healthcare, which remains a very reasonably priced defensive growth sector along with insurance.

There are surely plenty of deep-seated problems still lingering to ruminate over. The new tax reform act does little to stimulate the economy near term. The country will run budget deficits of at least $400 billion per annum for at least a few years. Additionally, a much weaker dollar will cause some capital outflow sooner or later. Meanwhile, our trade deficit is horrendous and our balance of payments deficit is unspeakably humongous. These are macro long cycle issues that generally are ignored when our economy is re-igniting.

Many academic economists reason that the level of consumer debt creation during the past decade will be a drag on economic recovery for years to come. We'll see. They are calling for initiatives putting the Federal deficit at 6 to 7 percent of GDP comparable to what we had when President Reagan came into office in 1983 after a horrendous recession. Without such stimulus they see recession around the corner. Nobody in Washington is even dreaming of fiscal stimulus of this magnitude going forward. We think the academics are too bearish just so long as the cost to carry debt in the consumer and corporate sectors remains manageable.

In summary, the market has rallied because the economy shows less propensity to lapse into recession than a few months ago. If the economy gets a little better-retail sales, housing and capital spending, the market could turn even more buoyant. We expect to stay at least 90% invested just so long as the economic indicators are moving in the right direction.

With all good wishes,
Martin T. Sosnoff

ATALANTA/SOSNOFF FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2003)

[GRAPHIC OMITTED]

                               ATALANTA/SOSNOFF FUND         S&P 500 INDEX
                               ---------------------         -------------

Information Technology                  27.7%                     16.3%
Financial                               24.3                      20.7
Health Care                             21.8                      14.4
Consumer Discretionary                  18.6                      11.0
Industrials                              4.8                      10.4
Telecom Services                         0.9                       3.8
Consumer Staples                           0                      11.8
Energy                                     0                       5.9
Utilities                                  0                       3.0
Materials                                  0                       2.7
Cash & Equivalents                       1.9                       0.0


TOP TEN HOLDINGS (AS OF MAY 31, 2003)
                                                                         % OF
STOCK                                     SECTOR                       PORTFOLIO
--------------------------------------------------------------------------------
EchoStar Communications Corp.             Information Technology          5.39%
Citigroup, Inc.                           Financials                      5.11%
Berkshire Hathaway, Inc. - Class B        Financials                      4.53%
Microsoft Corp.                           Information Technology          4.30%
Wellpoint Health Networks, Inc.           Health Care                     4.27%
International Business Machines Corp.     Information Technology          4.25%
Pfizer, Inc.                              Health Care                     4.02%
Comcast Corp.                             Consumer Discretionary          3.96%
Boston Scientific Corp.                   Health Care                     3.35%
Dell Computer Corp.                       Information Technology          3.17%
                                                                        -------
                                                        TOTAL:           42.35%
                                                                        =======



COMPARATIVE PERFORMANCE
                                      TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                     ---------------     -----------------------------------
                                     SINCE INCEPTION*       YEAR ENDED    SINCE INCEPTION*
                                        TO MAY 31,            JUNE 30,       TO JUNE 30,
                                           2003                2003            2003
                                     ---------------     -----------------------------------
Atalanta/Sosnoff Fund                     25.5%                 6.5%           4.9%
Morningstar Large Cap Blend Category       n/a                 (1.2%)          n/a
Lipper Large-Cap Core Index                n/a                 (1.0%)          n/a
S&P 500 Index                            (5.06%)                0.3%          (0.8%)

  *Inception June 17, 1998

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2003)

[GRAPHIC OMITTED]

                              ATALANTA/SOSNOFF VALUE FUND    S&P 500 INDEX
                              ---------------------------    -------------

Consumer Discretionary                  19.0%                     11.0%
Financial                               24.1                      20.7
Health Care                             19.3                      14.4
Information Technology                  26.9                      16.3
Consumer Staples                         0.8                      11.8
Telecom Services                         1.1                       3.8
Industrials                              6.2                      10.4
Energy                                     0                       5.9
Utilities                                  0                       3.0
Materials                                  0                       2.7
Cash & Equivalents                       2.6                       0.0



TOP TEN HOLDINGS (AS OF MAY 31, 2003)
                                                                         % OF
STOCK                                     SECTOR                       PORTFOLIO
--------------------------------------------------------------------------------
Citigroup, Inc.                           Financials                      4.93%
EchoStar Communications Corp.             Information Technology          4.81%
Berkshire Hathaway, Inc. - Class B        Financials                      4.60%
International Business Machines Corp.     Information Technology          4.44%
Microsoft Corp.                           Information Technology          4.10%
Comcast Corp.                             Consumer Discretionary          3.57%
Wellpoint Health Networks, Inc.           Health Care                     3.31%
Ace LTD                                   Financials                      3.25%
Boston Scientific Corp.                   Health Care                     3.23%
Express Scripts, Inc.                     Industrials                     3.04%
                                                                        -------
                                                        TOTAL:           39.28%
                                                                        =======


COMPARATIVE PERFORMANCE
                                      TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                     ---------------     -----------------------------------
                                     SINCE INCEPTION*       YEAR ENDED    SINCE INCEPTION*
                                        TO MAY 31,            JUNE 30,       TO JUNE 30,
                                           2003                2003            2003
                                     ---------------     -----------------------------------

Atalanta/Sosnoff Value Fund               13.2%                 5.4%           3.5%
Lipper Large-Cap Value Index               n/a                 (2.1%)          n/a
S&P 500 Index                            (25.9%)                0.3%          (6.9%)

  *Inception July 1, 1999

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2003
================================================================================
                                                                    ATALANTA/
                                                   ATALANTA/         SOSNOFF
                                                    SOSNOFF           VALUE
                                                      FUND             FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost ...........................   $ 24,512,483      $ 2,232,941
                                                  ============      ===========

  At market value (Note 1) ....................   $ 28,777,440      $ 2,580,508
Dividends receivable ..........................         17,022            1,459
Receivable for capital shares sold ............            500               --
Receivable from Adviser (Note 3) ..............             --           11,631
Other assets ..................................         14,506            8,155
                                                  ------------      -----------
       TOTAL ASSETS ...........................     28,809,468        2,601,753
                                                  ------------      -----------

LIABILITIES
Payable for securities purchased ..............        144,360           12,323
Payable for capital shares redeemed ...........         89,279             --
Payable to Adviser (Note 3) ...................         23,662             --
Payable to other affiliates (Note 3) ..........          7,020            5,000
Other accrued expenses and liabilities ........          4,615            2,750
                                                  ------------      -----------
       TOTAL LIABILITIES ......................        268,936           20,073
                                                  ------------      -----------

NET ASSETS ....................................   $ 28,540,532      $ 2,581,680
                                                  ============      ===========


Net assets consist of:
Paid-in capital ...............................    $30,907,451      $ 2,638,067
Accumulated net realized losses
  from security transactions ..................     (6,631,876)        (403,954)
Net unrealized appreciation on investments ....      4,264,957          347,567
                                                  ------------      -----------
Net assets ....................................    $28,540,532      $ 2,581,680
                                                  ============      ===========


Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) ..............................      2,748,491          255,659
                                                  ============      ===========


Net asset value, offering price and
  redemption price per share (Note 1) .........    $     10.38      $     10.10
                                                  ============      ===========


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2003
================================================================================
                                                                     ATALANTA/
                                                    ATALANTA/         SOSNOFF
                                                     SOSNOFF           VALUE
                                                       FUND             FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends ...................................    $   228,072      $    24,613
                                                   -----------      -----------

EXPENSES
  Investment advisory fees (Note 3) ...........        175,473           16,287
  Professional fees ...........................         41,097           24,109
  Administration fees (Note 3) ................         55,598            8,610
  Accounting services fees (Note 3) ...........         24,000           24,000
  Transfer agent fees (Note 3) ................         17,250           12,000
  Service plan expense (Note 3) ...............         23,681              123
  Trustees' fees and expenses .................          9,769            8,910
  Custodian fees ..............................         10,287            4,506
  Insurance expense ...........................         11,462            1,049
  Organization expense (Note 1) ...............         11,528               --
  Printing of shareholder reports .............          7,852            1,469
  Registration fees ...........................          4,500            4,209
  Postage and supplies ........................          5,733            1,604
  Other expenses ..............................          4,246            4,107
                                                   -----------      -----------
       TOTAL EXPENSES .........................        402,476          110,983
  Fees waived and/or expenses reimbursed
       by the Adviser (Note 3) ................        (51,530)         (78,409)
                                                   -----------      -----------
       NET EXPENSES ...........................        350,946           32,574
                                                   -----------      -----------

NET INVESTMENT LOSS ...........................       (122,874)          (7,961)
                                                   -----------      -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Net realized losses from
       security transactions ..................     (2,582,885)        (185,509)
  Net realized gains (losses) on
       option contracts written (Note 4) ......        (24,282)           4,499
  Net change in unrealized appreciation/
       depreciation on investments ............      1,903,064           93,636
                                                   -----------      -----------

NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS .......................       (704,103)         (87,374)
                                                   -----------      -----------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS .............................     $ (826,977)       $ (95,335)
                                                   -----------      -----------


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                             ATALANTA/
                                                              SOSNOFF
                                                                FUND
                                                  ------------------------------
                                                       YEAR            YEAR
                                                       ENDED           ENDED
                                                      MAY 31,          MAY 31,
                                                       2003             2002
--------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss .........................   $   (122,874)    $   (114,755)
  Net realized gains (losses) on:
       Security transactions ..................     (2,582,885)      (2,673,746)
       Option contracts written (Note 4) ......        (24,282)            --
  Net change in unrealized appreciation/
       depreciation on investments ............      1,903,064         (249,092)
                                                   -----------      -----------

Net decrease in net assets from operations ....       (826,977)      (3,037,593)
                                                   -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...................     10,419,763       13,551,335
  Payments for shares redeemed ................     (8,041,532)      (3,590,860)
                                                   -----------      -----------
Net increase in net assets from
  capital share transactions ..................      2,378,231        9,960,475
                                                   -----------      -----------

TOTAL INCREASE IN NET ASSETS ..................      1,551,254        6,922,882

NET ASSETS:
  Beginning of year ...........................     26,989,278       20,066,396
                                                   -----------      -----------
  End of year .................................   $ 28,540,532     $ 26,989,278
                                                   ===========      ===========


CAPITAL SHARE ACTIVITY:
  Shares sold .................................      1,101,989        1,199,347
  Shares redeemed .............................       (850,044)        (322,960)
                                                   -----------      -----------
  Net increase in shares outstanding ..........        251,945          876,387
  Shares outstanding, beginning of year .......      2,496,546        1,620,159
                                                   -----------      -----------
  Shares outstanding, end of year .............      2,748,491        2,496,546
                                                   ===========      ===========


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                             ATALANTA/
                                                              SOSNOFF
                                                            VALUE FUND
                                                  ------------------------------
                                                       YEAR            YEAR
                                                       ENDED           ENDED
                                                      MAY 31,          MAY 31,
                                                       2003             2002
--------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss .........................      $  (7,961)      $   (9,499)
  Net realized gains (losses) on:
       Security transactions ..................       (185,509)        (209,061)
       Option contracts written ...............          4,499             --
  Net change in unrealized appreciation/
       depreciation on investments ............         93,636          107,888
                                                   -----------      -----------
Net decrease in net assets from operations ....        (95,335)        (110,672)
                                                   -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains .....................             --          (69,638)
                                                   -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...................        251,501           13,695
  Net asset value of shares issued in
       reinvestment of distributions
       to shareholders ........................           --             69,638
  Payments for shares redeemed ................        (44,451)        (469,220)
                                                   -----------      -----------
Net increase (decrease) in net assets from
       capital share transactions .............        207,050         (385,887)
                                                   -----------      -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......        111,715         (566,197)

NET ASSETS:
  Beginning of year ...........................      2,469,965        3,036,162
                                                   -----------      -----------
  End of year .................................    $ 2,581,680      $ 2,469,965
                                                   ===========      ===========


CAPITAL SHARE ACTIVITY:
  Shares sold .................................         26,596            1,302
  Shares reinvested ...........................           --              6,582
  Shares redeemed .............................         (4,805)         (43,047)
                                                   -----------      -----------
  Net increase (decrease) in shares outstanding         21,791          (35,163)
  Shares outstanding, beginning of year .......        233,868          269,031
                                                   -----------      -----------
  Shares outstanding, end of year .............        255,659          233,868
                                                   ===========      ===========


See accompanying notes to financial statements.


ATALANTA/SOSNOFF FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                                     YEAR          YEAR           YEAR          YEAR            PERIOD
                                                     ENDED         ENDED          ENDED         ENDED           ENDED
                                                    MAY 31,        MAY 31,        MAY 31,       MAY 31,         MAY 31,
                                                     2003           2002           2001          2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE
  OUTSTANDING THROUGHOUT
  EACH PERIOD:

Net asset value at beginning of period .......   $    10.81     $    12.39     $    14.93     $    12.34     $    10.00
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment loss ........................        (0.04)         (0.05)         (0.04)         (0.12)         (0.05)
  Net realized and unrealized gains
    (losses) on investments ..................        (0.39)         (1.53)          0.17           2.71           2.39
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (0.43)         (1.58)          0.13           2.59           2.34
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net realized gains ....................          --             --           (2.67)          --             --
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of period .............   $    10.38     $    10.81     $    12.39     $    14.93     $    12.34
                                                 ==========     ==========     ==========     ==========     ==========


Total return .................................       (3.98%)       (12.75%)         0.37%         20.99%       23.40%(b)
                                                 ==========     ==========     ==========     ==========     ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..........   $   28,541     $   26,989     $   20,066     $   18,485     $   13,480
                                                 ==========     ==========     ==========     ==========     ==========


Ratio of net expenses to average net assets(c)         1.50%          1.50%          1.50%          1.50%       1.50%(d)

Ratio of net investment loss to average
  net assets .................................       (0.53%)        (0.54%)        (0.36%)        (0.88%)    ( 0.60%)(d)

Portfolio turnover rate ......................          120%            98%           141%           143%        124%(d)

(a) Represents the period from the initial public offering of shares, June 17, 1998, through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.72%, 1.83%, 1.73%, 1.95% and 2.54%(d) for the periods ended May 31, 2003, 2002, 2001, 2000 and 1999, respectively (Note 3).

(d)  Annualized.


See accompanying notes to financial statements.


ATALANTA/SOSNOFF VALUE FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                                                     YEAR          YEAR           YEAR          YEAR
                                                     ENDED         ENDED          ENDED         ENDED
                                                    MAY 31,        MAY 31,        MAY 31,       MAY 31,
                                                     2003           2002           2001         2000(a)
--------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE
  OUTSTANDING THROUGHOUT
  EACH PERIOD:

Net asset value at beginning of period .......   $   10.56     $   11.29     $   10.68      $   10.00
                                                 ---------     ---------     ---------      ---------

Income (loss) from investment operations:
  Net investment income (loss) ...............       (0.03)        (0.04)         0.04          (0.03)
  Net realized and unrealized gains (losses)
    on investments ...........................       (0.43)        (0.38)         1.62           0.71
                                                 ---------     ---------     ---------      ---------
Total from investment operations .............       (0.46)        (0.42)         1.66           0.68
                                                 ---------     ---------     ---------      ---------

Less distributions:
  From net investment income .................         --            --          (0.04)           --
  From net realized gains ....................         --          (0.31)        (1.01)           --
                                                 ---------     ---------     ---------      ---------
Total distributions ..........................         --          (0.31)        (1.05)           --
                                                 ---------     ---------     ---------      ---------

Net asset value at end of period .............   $   10.10     $   10.56     $   11.29     $    10.68
                                                 =========     =========     =========     ==========

Total return .................................     ( 4.36%)       (3.74%)        15.14%       6.80%(b)
                                                 =========     =========     =========     ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..........   $   2,582     $   2,470     $   3,036     $    2,137
                                                 =========     =========     =========     ==========

Ratio of net expenses to average net assets(c)        1.50%         1.50%         1.50%       1.50%(d)

Ratio of net investment income (loss) to
  average net assets .........................      (0.37%)      ( 0.38%)         0.34%    ( 0.38%)(d)

Portfolio turnover rate ......................         143%          200%          983%        416%(d)

(a) Represents the period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 5.11%, 4.14%, 4.26% and 4.87%(d) for the periods ended May 31, 2003, 2002, 2001 and 2000, respectively (Note 3).

(d)  Annualized.



See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2003
================================================================================
COMMON STOCKS -- 96.8%                                  SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 18.6%
AOL Time Warner, Inc.* ............................     39,000      $   593,580
Clear Channel Communications, Inc.* ...............     10,700          435,490
Comcast Corp.* ....................................     39,500        1,138,390
Costco Wholesale Corp.* ...........................     12,000          444,600
Fox Entertainment Group, Inc.* ....................     30,600          860,166
KB HOME ...........................................      5,800          362,500
Lowes Companies, Inc. .............................     12,600          532,476
Viacom, Inc. - Class B* ...........................     14,627          665,821
Wal-Mart Stores, Inc. .............................      5,000          263,050
                                                                    -----------
                                                                      5,296,073
                                                                    -----------

FINANCIALS -- 23.0%
Ace LTD ...........................................     24,500          894,250
Berkshire Hathaway, Inc. - Class B* ...............        549        1,303,326
Citigroup, Inc. ...................................     35,880        1,471,798
Freddie Mac .......................................      9,300          556,233
Goldman Sachs Group, Inc. (The) ...................      8,600          700,900
Lehman Brothers Holdings, Inc. ....................      6,300          451,269
Morgan Stanley ....................................      9,400          430,050
RenaissanceRE Holdings LTD ........................     16,800          750,960
                                                                    -----------
                                                                      6,558,786
                                                                    -----------
HEALTHCARE -- 21.8%
Boston Scientific Corp. ...........................     18,500          963,850
INAMED Corp. ......................................      8,700          448,398
Johnson & Johnson .................................      9,800          532,630
Pfizer, Inc. ......................................     37,300        1,157,046
Pharmaceutical Product Development, Inc.* .........     20,300          569,415
Universal Health Services, Inc. - Class B* ........     16,100          731,101
Wellpoint Health Networks, Inc.* ..................     14,400        1,228,896
Wyeth .............................................     13,600          596,360
                                                                    -----------
                                                                      6,227,696
                                                                    -----------
INDUSTRIALS -- 4.8%
D.R. Horton, Inc. .................................     11,700          307,593
Express Scripts, Inc.* ............................     11,600          759,104
Ryland Group, Inc. (The) ..........................      4,600          299,460
                                                                    -----------
                                                                      1,366,157
                                                                    -----------
INFORMATION TECHNOLOGY-- 27.7%
Cisco Systems, Inc.* ..............................     48,400          787,952
Dell Computer Corp.* ..............................     29,200          913,668
EchoStar Communications Corp.* ....................     46,200        1,551,396
Hewlett-Packard Co. ...............................     33,000          643,500
International Business Machines Corp. .............     13,900        1,223,756
Microsoft Corp. ...................................     50,300        1,237,883
Nokia Oyj - ADR ...................................     41,800          754,072
Taiwan Semiconductor Manufacturing LTD - ADR* .....     78,718          798,200
                                                                    -----------
                                                                      7,910,427
                                                                    -----------

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 96.8%(CONTINUED)                       SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES-- 0.9%
Nextel Communications, Inc.* ......................     17,400     $    260,826
                                                                    -----------

TOTAL COMMON STOCKS (Cost $23,352,661) ............                $ 27,619,965
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS-- 1.3%
Equity Office Properties Trust (Cost $389,851) ....     14,400     $    387,504
                                                                    -----------

CASH EQUIVALENTS -- 2.7%
First American Treasury Obligation Fund -
Class S (Cost $769,971) ...........................    769,971     $    769,971
                                                                    -----------

TOTAL INVESTMENT SECURITIES-- 100.8%
(Cost $24,512,483) ................................                $ 28,777,440

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.8%) ....                    (236,908)
                                                                    -----------

NET ASSETS-- 100.0% ...............................                $ 28,540,532
                                                                    ===========


See accompanying notes to financial statements.

* Non-income producing security

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2003
================================================================================
COMMON STOCKS -- 95.7%                                  SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 19.0%
AOL Time Warner Inc.* .............................      3,400      $    51,748
Clear Channel Communications, Inc.* ...............      1,300           52,910
Comcast Corp.* ....................................      3,200           92,224
Costco Wholesale Corp.* ...........................      1,500           55,575
Fox Entertainment Group, Inc.* ....................      2,600           73,086
KB HOME ...........................................      1,000           62,500
Lowes Companies, Inc. .............................      1,100           46,486
Viacom, Inc. - Class B* ...........................      1,200           54,624
                                                                    -----------
                                                                        489,153
                                                                    -----------
CONSUMER STAPLES-- 0.8%
Anheuser-Busch Companies, Inc. ....................        400           21,052
                                                                    -----------

FINANCIALS -- 22.4%
Ace LTD ...........................................      2,300           83,950
Berkshire Hathaway, Inc. - Class B* ...............         50          118,700
Citigroup, Inc. ...................................      3,100          127,162
Freddie Mac .......................................        800           47,848
Goldman Sachs Group, Inc. (The) ...................        800           65,200
Lehman Brothers Holdings, Inc. ....................        500           35,815
Morgan Stanley ....................................        800           36,600
RenaissanceRE Holdings LTD ........................      1,400           62,580
                                                                    -----------
                                                                        577,855
                                                                    -----------
HEALTHCARE -- 19.3%
Boston Scientific Corp.* ..........................      1,600           83,360
INAMED Corp.* .....................................        800           41,232
Johnson & Johnson .................................        900           48,915
Pfizer, Inc. ......................................      2,200           68,244
Pharmaceutical Product Development, Inc.* .........      1,800           50,490
Universal Health Services, Inc. - Class B* ........      1,500           68,115
Wellpoint Health Networks, Inc.* ..................      1,000           85,340
Wyeth .............................................      1,200           52,620
                                                                    -----------
                                                                        498,316
                                                                    -----------
INDUSTRIALS -- 6.2%
D.R Horton, Inc. ..................................      2,100           55,209
Express Scripts, Inc.* ............................      1,200           78,528
Ryland Group, Inc. (The) ..........................        400           26,040
                                                                    -----------
                                                                        159,777
                                                                    -----------
INFORMATION TECHNOLOGY-- 26.9%
Cisco Systems, Inc.* ..............................      4,800           78,144
Dell Computer Corp.* ..............................      2,300           71,967
EchoStar Communications Corp.* ....................      3,700          124,246
Hewlett-Packard Co. ...............................      3,600           70,200
International Business Machines Corp. .............      1,300          114,452
Microsoft Corp. ...................................      4,300          105,823
Nokia Oyj - ADR ...................................      3,500           63,140
Taiwan Semiconductor Manufacturing LTD - ADR* .....      6,470           65,606
                                                                    -----------
                                                                        693,578
                                                                    -----------

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 95.7% (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES-- 1.1%
Nextel Communications, Inc.* ......................      2,000      $    29,980
                                                                    -----------

TOTAL COMMON STOCKS (Cost $2,121,160) .............                 $ 2,469,711
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS-- 1.7%
Equity Office Properties Trust (Cost $44,040) .....      1,600      $    43,056
                                                                    -----------

CASH EQUIVALENTS-- 2.6%
First American Treasury Obligation Fund -
Class S (Cost $67,741) ............................     67,742      $    67,741
                                                                    -----------

TOTAL INVESTMENT SECURITIES-- 100.0%
(Cost $2,232,941) .................................                 $ 2,580,508

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ......                       1,172
                                                                    -----------

NET ASSETS-- 100.0% ...............................                 $ 2,581,680
                                                                    ===========


See accompanying notes to financial statements.

* Non-income producing security

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Atalanta/Sosnoff Fund was capitalized on May 6, 1998, when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Atalanta/Sosnoff Fund commenced on June 17, 1998. The public offering of shares of the Atalanta/Sosnoff Value Fund commenced on July 1, 1999, when the Adviser purchased the initial 200,000 shares of the Fund at $10 per share. The Funds had no operations prior to the public offering of their respective shares except for the initial issuance of shares.

The Atalanta/Sosnoff Fund seeks long-term capital appreciation through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The  Atalanta/Sosnoff   Value  Fund  seeks  long-term  capital  appreciation  by
investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed-income
securities  are  amortized   using  the  interest   method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United

================================================================================
States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

There were no distributions for the Atalanta/Sosnoff Fund during the years ended May 31, 2003 and 2002.

The tax character of distributions paid for the Atalanta/Sosnoff Value Fund during the years ended May 31, 2003 and 2002 was as follows:

--------------------------------------------------------------------------------
                               YEAR
                               ENDED     ORDINARY    LONG-TERM         TOTAL
                               MAY 31,    INCOME    CAPITAL GAINS  DISTRIBUTIONS
--------------------------------------------------------------------------------
Atalanta/Sosnoff Value Fund    2003      $  --        $  --           $  --
                               2002      $ 39,557     $ 30,081        $ 69,638
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Atalanta/Sosnoff Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Option transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

================================================================================
The tax character of distributable earnings at May 31, 2003 was as follows:
--------------------------------------------------------------------------------
                                                                 ATALANTA/
                                            ATALANTA/             SOSNOFF
                                             SOSNOFF               VALUE
                                               FUND                 FUND
--------------------------------------------------------------------------------
Capital loss carryforwards...........  $  ( 6,434,917)        $  ( 399,083)
Unrealized appreciation..............       4,067,998              342,696
                                         ------------         ------------
Total distributable earnings.........  $  ( 2,366,919)        $   ( 56,387)
                                         ============         ============
--------------------------------------------------------------------------------

As of May 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                                 ATALANTA/
                                            ATALANTA/             SOSNOFF
                                             SOSNOFF               VALUE
EXPIRES MAY 31,                                FUND                 FUND
--------------------------------------------------------------------------------
 2009 ...............................    $    968,544         $     --
 2010 ...............................         987,464              151,889
 2011 ...............................       4,478,969              247,194
                                         ------------         ------------
                                         $  6,434,917         $    399,083
                                         ============         ============
--------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of the investment securities as of May 31, 2003:
--------------------------------------------------------------------------------
                                                                 ATALANTA/
                                            ATALANTA/             SOSNOFF
                                             SOSNOFF               VALUE
                                               FUND                 FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation .......    $  4,467,999         $    363,963
Gross unrealized depreciation .......       ( 400,001)            ( 21,267)
                                         ------------         ------------
Net unrealized appreciation .........    $  4,067,998         $    342,696
                                         ============         ============
Federal income tax cost .............    $ 24,709,442         $  2,237,812
                                         ============         ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

Reclassification of capital accounts -- For the year ended May 31, 2003, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund reclassified net investment losses of $122,874 and $7,961, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

================================================================================
2.  INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments, were as follows for the year ended May 31, 2003:

--------------------------------------------------------------------------------
                                                                 ATALANTA/
                                            ATALANTA/             SOSNOFF
                                             SOSNOFF               VALUE
                                              FUND                  FUND
--------------------------------------------------------------------------------

Purchases of investment securities...    $ 26,248,168         $  2,854,127
                                         ============         ============
Proceeds from sales of investment
 securities .........................    $ 24,571,336         $  2,704,055
                                         ============         ============
--------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES
Certain officers of the Trust are also officers of the Adviser. Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of each Fund. The base management fee of 0.75% may be increased or decreased by 0.25% if a Fund outperforms or underperforms its relevant benchmark by at least 2.00% (referred to as the "performance fee adjustment"). No performance fee adjustments were required during the year ended May 31, 2003.

The Adviser has committed to waive its investment advisory fees and reimburse the Funds for expenses incurred to the extent necessary to limit total operating expenses of each Fund (before any performance fee adjustment) to a maximum level of 1.50% of each Fund's average daily net assets. Accordingly, during the year ended May 31, 2003, the Adviser waived investment advisory fees of $51,530 for the Atalanta/Sosnoff Fund and waived all of its investment advisory fees of $16,287 and reimbursed $62,122 of other operating expenses for the Atalanta/Sosnoff Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. Ultimus prepares the tax returns, reports to shareholders of each Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, prior to April 1, 2003, Ultimus received a monthly fee at an annual rate of 0.15% of the Trust's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $6,000 minimum monthly fee for the Trust. Effective April 1, 2003, Ultimus receives a monthly fee at an annual rate of 0.15% of each Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such nets assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subjects to a $2,000 minimum monthly fee per Fund.

================================================================================
FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,000 per month from each Fund plus an asset-based fee computed as a percentage of each Fund's average net assets. In addition, each Fund reimburses Ultimus for out-of-pocket expenses related to the pricing of each Fund's portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $18 per shareholder account from each Fund, subject to a $1,500 minimum monthly fee for each Fund, except if a Fund has less than 25 shareholders, the monthly fee is reduced to $1,000 and if a Fund has less than 100 shareholders but not less than 25, the monthly fee is reduced to $1,250. In addition, each Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

SERVICE PLAN
The  Trust  has  adopted  a  Service  Plan  (the  Plan)  under  which  each Fund compensates Atalanta/Sosnoff Management Corporation (the Distributor) for services related to the distribution and promotion of Fund shares. Each Fund pays the Distributor a fee, computed and accrued daily and paid monthly, at a maximum annual rate of 0.25% of the average daily net assets of each Fund. During the year ended May 31, 2003, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund incurred expenses of $23,681 and $123 respectively, under the Plan.

4.  CALL OPTIONS WRITTEN
A summary of written call option contracts during the year ended May 31, 2003 is as follows:

------------------------------------------------------------------------------------------------------
                                                      ATALANTA/SOSNOFF           ATALANTA/SOSNOFF
                                                            FUND                     VALUE FUND
------------------------------------------------------------------------------------------------------
                                                   OPTION        OPTION         OPTION        OPTION
                                                  CONTRACTS     PREMIUMS       CONTRACTS     PREMIUMS
------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year......        --      $      --            --      $      --
Options written...............................       680         92,313           250         26,174
Options canceled in a closing
 purchase transaction.........................     ( 680)      ( 92,313)        ( 250)      ( 26,174)
                                                ---------     ---------     ---------      ---------
Options outstanding at end of year                    --      $      --            --      $      --
                                                =========     =========     =========      =========
------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and
Board of Trustees of
Atalanta/Sosnoff Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Atalanta/Sosnoff Investment Trust comprised of the Atalanta/Sosnoff Fund and Atalanta/Sosnoff Value Fund (the "Funds") as of May 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights  for  the  two  years  in the  period  then  ended.  These  financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended May 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated June 22, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund of the Atalanta/Sosnoff Investment Trust as of May 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP
Cincinnati, Ohio
June 27, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                POSITION HELD     LENGTH OF
TRUSTEE/EXECUTIVE OFFICER    ADDRESS                    AGE     WITH THE TRUST    TIME SERVED
-----------------------------------------------------------------------------------------
*Toni E. Sosnoff             101 Park Avenue            60      President         Since May 1998
                             New York, NY                       and Trustee

Howard A. Drucker            25 East End Avenue         61      Trustee           Since May 1998
                             New York, NY

Irving L. Straus             1501 Broadway              82      Trustee           Since May 1998
                             New York, NY

Aida L. Wilder               26 Old Albany Post Road    55      Trustee           Since May 1998
                             Rhinebeck, NY

Kevin S. Kelly               101 Park Avenue            38      Vice President    Since November
                             New York, NY                                         2002

Robert G. Dorsey             135 Merchant Street        46      Vice President    Since July 2001
                             Cincinnati, OH

Mark J. Seger                135 Merchant Street        41      Treasurer         Since July 2001
                             Cincinnati, OH

John F. Splain               135 Merchant Street        46      Secretary         Since July 2001
                             Cincinnati, OH

*    Mrs.  Sosnoff is an "interested  person" of the Trust within the meaning of
     Section  2(a)(19)  of the  Investment  Company  Act of 1940.

Each Trustee oversees two portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Toni E. Sosnoff is Vice President of the Adviser.

Howard A. Drucker is a real estate investor and manager with various properties throughout the United States of America.

Irving L. Straus is the Chairman of Straus Corporate Communications (a public relations firm).

Aida L. Wilder is Vice President of Wilder Consolidated Enterprises (a restaurant operations company).

Kevin S. Kelly is Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-877-SOSNOFF (1-877-767-6633).

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








                       THIS PAGE INTENTIONALLY LEFT BLANK

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                   101 Park Avenue o New York, New York 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com

                               BOARD OF TRUSTEES
                                Toni E. Sosnoff
                               Howard A. Drucker
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                   Atalanta/Sosnoff Capital Corp. (Delaware)
                   101 Park Avenue o New York, New York 10178
                                  212-867-5000

                                  DISTRIBUTOR
                    Atalanta/Sosnoff Management Corporation
                   101 Park Avenue o New York, New York 10178

                                 TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                  P.O. Box 46707 o Cincinnati, Ohio 45246-0707

                              Shareholder Services
                      Nationwide: (Toll-Free) 1-877-SOSNOFF
                                              1-877-767-6633





A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-SOSNOFF (1-877-767-6633), or on the Securities and Exchange Commission's website at http://sec.gov.

ITEM 2. CODE OF ETHICS.


Not required


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


Not required


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not required


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not required


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Atalanta/Sosnoff Investment Trust
              ------------------------------------------------------------------





By (Signature and Title)*         /s/Toni E. Sosnoff
                              -------------------------------------
                                 Toni E. Sosnoff, President


Date          August 6, 2003
         -------------------------------






Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By (Signature and Title)*         /s/Toni E. Sosnoff
                              -------------------------------------
                                 Toni E. Sosnoff, President


Date          August 6, 2003
         -------------------------------






By (Signature and Title)*         /s/ Mark J. Seger
                              -------------------------------------
                                 Mark J. Seger, Treasurer


Date          August 4, 2003
         -------------------------------




* Print the name and title of each signing officer under his or her signature.